UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 19, 2005

THE TIMBERLAND COMPANY

(Exact name of Registrant as Specified in Charter)

DELAWARE	1-9548	02-0312554
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

200 Domain Drive, Stratham, NH		03885
(Address of Principal Executive Offices)		(Zip Code)

(603) 772-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 19, 2005, The Timberland Company (referred to as “Timberland”, “Company”, “we”, “our”, or “us”) issued a press release setting forth the Company’s first-quarter 2005 results.  A copy of our press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

The attached press release includes a discussion of constant dollar revenue growth, a non-GAAP measure, and a reconciliation to a GAAP measure.  We provide constant dollar revenue growth for total Company and international results because we use the measure to understand revenue growth excluding any impact from foreign exchange rate changes.

Item 9.01.                Financial Statements and Exhibits.

(c)                                  Exhibits.

The Company hereby furnishes as Exhibit 99 to this report our press release dated April 19, 2005 setting forth the Company’s first-quarter 2005 results.

Exhibit Index

Exhibit Number	Description

99	Press Release of The Timberland Company dated April 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMBERLAND COMPANY

Date:	April 19, 2005	By:	/s/ John Crimmins
		Name:	John Crimmins
		Title:	Vice President, Corporate Controller and
Chief Accounting Officer